Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Meetesh Patel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ceres Ventures, Inc. on Form 10-K for the fiscal year ended December 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Ceres Ventures, Inc.

Date:	April 13, 2012	/s/ Meetesh Patel
Meetesh Patel
President, Chief Executive Officer and Director
(Principal Executive Officer)

I, Janet Bien, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ceres Ventures, Inc. on Form 10-K for the fiscal year ended December 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Ceres Ventures, Inc.

Date:	April 13, 2012	/s/ Janet Bien
Janet Bien
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Ceres Ventures, Inc. and will be retained by Ceres Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.